SEQUOIA FUND, INC.

Supplement dated June 14, 2019

to the Prospectus dated May 1, 2019

Effective June 14, 2019, Foreside Financial Services, LLC replaced Ruane, Cunniff & Goldfarb LLC as the Fund’s distributor. Accordingly, the following changes are made to the Prospectus, effective as of such date:

The first paragraph under the heading “Management of the Fund – Investment Adviser”, on page 5 of the Prospectus, is deleted in its entirety and replaced with the following disclosure:

The Fund’s investment adviser is Ruane, Cunniff & Goldfarb L.P. (the “Adviser”), 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

The third paragraph under the heading “Purchase and Sale of Shares – Transactions Through Financial Services Organizations”, on page 14 of the Prospectus, is deleted in its entirety and replaced with the following disclosure:

Certain financial intermediaries holding Fund shares for the benefit of their customers provide recordkeeping, shareholder servicing and other administrative services to those customers investing in the Fund. The Adviser has agreed to pay certain of these financial intermediaries an asset-based fee of up to 0.10% of the average daily net assets attributable to the intermediary for providing such recordkeeping, shareholder servicing and administrative services to their customers.

* * * *

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.